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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                BRADY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            WISCONSIN                                       39-0178960
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     (State of incorporation                             (I.R.S. Employer
         or organization)                               Identification No.)



     6555 WEST GOOD HOPE ROAD
          MILWAUKEE, WI                                       53223
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(Address of principal executive offices)                    (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:


       Title of each class                        Name of each exchange on which
       to be so registered                        each class is to be registered

 CLASS A NONVOTING COMMON STOCK                      NEW YORK STOCK EXCHANGE
 ------------------------------                      -----------------------


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement filed number to which this form relates: ______________ (if applicable)

     Securities to be registered pursuant to Section 12(g) of the Act:


                                  ---------------------------------
                                (Title of class)

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Item 1.    Description of Registrant's Securities to be Registered.

           A description of Registrant's Class A Nonvoting Common Stock is incorporated by reference to Registrant's Form S-3 Registration Statement (No. 333-04155), filed May 21, 1996.

Item 2.    Exhibits.

         4.1 The Company's Restated Articles of Incorporation are incorporated by reference to Exhibit 4.1 to Registrant's Form S-3
             Registration Statement (no. 333-04155) filed May 21, 1996.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                                  BRADY CORPORATION

Date: April 27, 1999

                                   By: /s/ Frank M. Jaehnert
                                      ---------------------------------------
                                      Frank M. Jaehnert
                                      Vice President and Chief Financial Officer


Bowne of Milwaukee
606 East Wisconsin Avenue
Suite 110
Milwaukee, WI 53202